UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	February 24, 2006

Thomas Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-22010	72-0843540
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5221 N. O’Connor Blvd., Suite 500
Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code:	(972) 869-3400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure

On February 24, 2006, Thomas Group issued a press release, a copy of which is furnished as Exhibit 99.1, announcing that the presentation by Jim T. Taylor, President and Chief Executive Officer, David English, Vice President and Chief Financial Officer, and Gary Morrison, Senior Vice President, at The Wall Street Analyst Forum (http://www.analyst-conference.com) will be available via webcast by visiting http://www.investorcalendar.com/CEPage.asp?ID=100019.  The event will begin at 10:20 a.m. Eastern Standard Time on Monday, February 27, 2006.

Attached hereto as Exhibit 99.2 are the handouts for Thomas Group, Inc.’s slide presentation to be held on February 27, 2006 at The Wall Street Analyst Forum.

The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being expressly incorporated by reference in such filing.  The exhibits contain, and may implicate, forward-looking statements regarding the registrant and include cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

The following exhibits to this current report on Form 8-K are not being filed but are being furnished pursuant to Item 9.01:

Exhibit Number	Description
99.1	Press release dated February 24, 2006.
99.2	The Wall Street Analyst Forum slide presentation handouts.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thomas Group, Inc.
(Registrant)

Date:	February 27 , 2006	By:	/s/ James T. Taylor
James T. Taylor,
President & Chief Executive Officer

Exhibit Index

The following exhibits to this current report on Form 8-K are not being filed but are being furnished pursuant to Item 9.01:

Exhibit Number	Description
99.1	Press release dated February 24, 2006.
99.2	The Wall Street Analyst Forum slide presentation handouts.